                                                Filed Pursuant to Rule 497(e)
                                                Registration File No.: 33-48189


                        SUPPLEMENT TO THE PROSPECTUS OF
                MORGAN STANLEY DEAN WITTER HEALTH SCIENCES TRUST
                            DATED SEPTEMBER 25, 1998


     The last four sentences in the first paragraph under the subsection entitled "Portfolio Management" in the section of the Prospectus entitled "INVESTMENT OBJECTIVE AND POLICIES" are hereby replaced by the following:

   The Fund's portfolio is managed within MSDW Advisors' Growth Group, which manages 31 funds and fund portfolios, with approximately $12.4 billion in assets as of November 30, 1998. Teresa McRoberts, Vice President of MSDW Advisors, has been the primary portfolio manager of the Fund since December 31, 1998. Ms. McRoberts had assisted the former primary portfolio manager of the Fund since September 1998. Ms. McRoberts has been a portfolio manager at MSDW Advisors since July 1, 1998; prior thereto she was employed at Fred Alger Management, Inc. (July 1994-May 1998) and J.P. Morgan & Co. (July 1985-July 1994).

December 31, 1998